SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: November 15, 2013
(Date of Earliest Event Reported: November 15, 2013)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 15, 2013, Akorn, Inc. (the “Company”) announced that its wholly-owned subsidiary, Oak Pharmaceuticals, Inc. has acquired from Merck the U.S. rights to three branded ophthalmic products, including those product rights obtained through the acquisition of Inspire Pharmaceuticals, Inc., a subsidiary of Merck, for $52.8 million in cash.  The products included in this transaction are AzaSite®, COSOPT® and COSOPT® PF. The Company further announced that it has signed a two-year supply agreement with Merck, as well as a transition services agreement with customary terms.  The Company plans to ship COSOPT® and COSOPT® PF immediately upon close and expects to begin shipping AzaSite® in the first quarter of 2014.

This transaction is expected to add approximately $34 million to $38 million in revenues and approximately $0.09 to $0.11 of non-GAAP adjusted net income per diluted share in 2014.

Attached as Exhibit 99.1 and incorporated by reference into this Item 7.01 is a copy of the press release issued by the Company on November 15, 2013.  This information shall not be deemed “filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Concerning Forward Looking Statements

This press release includes statements that may constitute "forward-looking statements", including projections of certain measures of the Company's results of operations, projections of sales, projections of certain charges and expenses, and other statements regarding the Company's goals, expectations and strategy. The Company cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Factors that could cause or contribute to such differences include, but are not limited to: statements relating to future steps we may take, prospective products, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by the Company or by persons acting on its behalf and in conjunction with its periodic SEC filings. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" in our most recent Annual Report on Form 10-K, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possibly inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  See attached exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

		By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date:	November 15, 2013

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release issued by Akorn, Inc. on November 15, 2013 announcing the acquisition of three branded ophthalmic products from Merck.